INCREMENTAL JOINDER AGREEMENT

Effective Date:  October 27, 2017

Reference is made to the Credit Agreement dated as of July 1, 2015 (as amended, modified, extended or restated from time to time, the “Credit Agreement”) among Green Plains Operating Company LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.  All of the defined terms in the Credit Agreement are incorporated herein by reference.

1.       Incremental Commitments.  Pursuant to Section 2.16 of the Credit Agreement, the Borrower has notified the Administrative Agent of its intent to institute Incremental Commitments in an aggregate principal amount of $40,000,000.  Effective as of the Effective Date set forth above, each Lender and New Lender (as defined below) listed on the signature pages hereto hereby agrees to provide an Incremental Commitment in the amount set forth below such Lender’s name on its respective signature page.

2.       Conditions Precedent.  This Incremental Joinder Agreement shall be effective on the Effective Date upon:

(a)       receipt by the Administrative Agent of copies of this Incremental Joinder Agreement duly executed by the Borrower, the Administrative Agent, each Lender making or providing such Incremental Commitment, and each other Person (each, a “New Lender”) making or providing such Incremental Commitment;

(b)       receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;

(c)       payment by the Borrower of any fees required to be paid on or before the Effective Date; and

(d)       payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Incremental Joinder Agreement (directly to such counsel if requested by the Administrative Agent).

3.       Representations and Warranties of the Loan Parties.  (a) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects; and (b) no Default has occurred and is continuing or will exist immediately after giving effect to this Incremental Joinder Agreement.

4.       Authority/Enforceability.  The Borrower represents and warrants as follows:

(a)       It has taken all necessary action to authorize the execution, delivery and performance of this Incremental Joinder Agreement.

(b)       This Incremental Joinder Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Incremental Joinder Agreement.

(d)       The execution and delivery of this Incremental Joinder Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

5.       New Lenders.

(a)       Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Joinder Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to be an assignee under Section 11.06(b)(v) of the Credit Agreement, (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Incremental Joinder Agreement, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Incremental Joinder Agreement, (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender, and (vi) such New Lender is not and will not be (A) an employee benefit plan subject to Title I of ERISA, (B) a plan or account subject to Section 4975 of the Internal Revenue Code, (C) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code, or (D) a “governmental plan” within the meaning of ERISA.; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b)       The Loan Parties agree that, as of the date hereof, such New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)       The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.

6.       Counterparts.  This Incremental Joinder Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Incremental Joinder Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

7.       GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.       Successors and Assigns.  This Incremental Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.       Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Incremental Joinder Agreement.

10.       Severability.  If any provision of this Incremental Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Incremental Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Incremental Joinder Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company

	By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	Vice President, Finance and Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Alok Jain
	Name:	Alok Jain
	Title:	Senior Vice President

Incremental Commitment: $20,000,000

NEW LENDERS:	DEUSTCHE BANK AG NEW YORK BRANCH,
as a Lender

	By:	/s/ Shari Bandner
	Name:	Shari Bandner
	Title:	Director

	By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

Incremental Commitment: $20,000,000